WAIVER AGREEMENT

This Waiver Agreement (the "Agreement") is made as of the 12th day of February, 2004, by and among LCM Holdings LDC ("LCM") and Electrum LLC ("Electrum"), on one hand, and Trend Mining Company, a Delaware corporation ("Trend"), on the other hand, with reference to the following facts:

A. LCM and Electrum are the holders of convertible debt (the "Debt") of the Company, in the principal amounts of $232,858 held by LCM and $670,000 held by Electrum.

B. Trend is in default of the terms of the Debt (the "Trend Default").

C. Trend, LCM and Electrum are entering into an Amended Loan and Warrant Agreement, dated as of the date hereof.

Now, therefore, in consideration of the representations, releases and agreements made herein, the parties agree as follows.

1. No Admission of Liability. This Agreement shall not be construed as an admission by any party of any wrongful acts against or liability to any other party, or any other person, and each party hereto specifically disclaims any such wrongful acts and liability.

2. Waiver of Trend Default. LCM and Electrum hereby waive the Trend Default through the date hereof and the parties hereto reaffirm the agreement of Trend to hereafter perform in full its obligations with respect to the Debt.

3. Valid and Binding Obligation. Each party represents that this Agreement, when executed and delivered by such party, constitutes a valid and binding obligation of such party, enforceable in accordance with its terms.

4. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto. Each party acknowledges that it or he:

a. has read this Agreement;

b. has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of it or his own choice or that they have voluntarily declined to seek such counsel;

c. understands the terms and consequences of this Agreement and of the releases it contains; and

d. is fully aware of the legal and binding effect of this Agreement.

5. Due Execution. All parties represent that all appropriate action on their part necessary for the due and valid authorization, execution, delivery and performance of this Agreement have been taken. Each of the individuals executing this Agreement on behalf of the parties hereto represents that he or she has all required authority to execute this Agreement in the capacity listed and has been duly authorized by the respective parties listed hereto.

6. Successors and Assigns. This Agreement and the respective rights and obligations of the parties hereunder will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs and legal and personal representatives.

7. Entire Agreement; Amendment. Except as explicitly set forth herein, this Agreement shall not affect the rights of any party under any other agreement. This Agreement may be amended only by a written document signed by the parties hereto.

8. Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed an original, but both such counterparts shall together constitute one and the same document.

9. Further Assurances. Each party, without additional consideration, agrees to execute and deliver such other documents and to take such other action reasonably necessary to effect the provisions of this Agreement.

10. Choice of Law. To the extent not inconsistent with any governing federal law, this Agreement shall in all respects be interpreted, enforced and governed under and in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof.

[signature page follows]

In Witness Whereof, the parties have executed this Agreement as of the date set forth above.

TREND MINING COMPANY

By:____________________
Name:
Title:

ELECTRUM LLC

By:____________________
Name: Vijayabalan Murugesu
Title: Director

LCM HOLDINGS LDC

By:____________________
Name:
Title:

In Witness Whereof, the parties have executed this Agreement as of the date set forth above.

TREND MINING COMPANY

By:____________________
Name:
Title:

ELECTRUM LLC

By:____________________
Name:
Title:

LCM HOLDINGS LDC

By: [signature]
Name: SEAN HANNA
Title: DIRECTOR